1April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret First Quarter 2026 Financial Review and Analysis (preliminary, unaudited) April 28, 2026 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year.

2April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. We believe that the most significant risk factors that could affect our financial performance in the near term include: (i) the impact on underlying demand for our products from global economic conditions, tariffs, geopolitical uncertainty, and changes in environmental standards, regulations and preferences; (ii) competitors’ actions, including pricing, expansion in key markets, and product offerings; (iii) the cost and availability of raw materials; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a significant loss of volume; (v) foreign currency fluctuations; and (vi) the execution and integration of acquisitions. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to, risks and uncertainties related to the following: ● International Operations – worldwide economic, social, geopolitical and market conditions; changes in geopolitical conditions, including those related to trade relations and tariffs, China, the Russia-Ukraine war, the Israel-Hamas war and related hostilities in the Middle East; fluctuations in foreign currency exchange rates; and other risks associated with international operations, including in emerging markets ● Our Business – fluctuations in demand affecting sales to customers; fluctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, laws and regulations, and customer preferences; environmental regulations and sustainability trends; the impact of competitive products and pricing; the execution and integration of acquisitions; selling prices; customer and supplier concentrations or consolidations; the financial condition of distributors; outsourced manufacturers; product and service quality claims; restructuring and other cost reduction actions; our ability to generate sustained productivity improvement and our ability to achieve and sustain targeted cost reductions; the timely development and market acceptance of new products, including sustainable or sustainably-sourced products; our investment in development activities and new production facilities; the collection of receivables from customers; and our sustainability and governance practices ● Information Technology – disruptions in information technology systems; cybersecurity events or other security breaches; and successful installation of new or upgraded information technology systems ● Income Taxes – fluctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; outcome of tax audits; and the realization of deferred tax assets ● Human Capital – recruitment and retention of employees and collective labor arrangements ● Our Indebtedness – our ability to obtain adequate financing arrangements and maintain access to capital; credit rating risks; fluctuations in interest rates; and compliance with our debt covenants ● Ownership of Our Stock – potential significant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of our intellectual property; the impact of legal and regulatory proceedings, including with respect to compliance and anti-corruption, environmental, health and safety, and trade compliance ● Other Financial Matters – fluctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2025 Form 10-K, filed with the Securities and Exchange Commission on February 25, 2026. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law. Safe Harbor Statement

3April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures as defined by SEC rules. We report our financial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. These non-GAAP financial measures are intended to supplement the presentation of our financial results prepared in accordance with GAAP. We use these non-GAAP financial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparisons with the results of competitors for quarters and year-to-date periods, as applicable. Based on feedback from investors and financial analysts, we believe that the supplemental non-GAAP financial measures we provide are also useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP financial measures from the most directly comparable GAAP financial measures, including limitations associated with these non-GAAP financial measures, are provided in the appendix to this document and/or the financial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-8 to news release dated April 28, 2026). Our non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it more difficult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal matters and settlements, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture and other investments, currency adjustments due to highly inflationary economies, and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP financial measures recur, they tend to be disparate in amount, frequency or timing. We use the non-GAAP financial measures described below in this presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation, and, where applicable, currency adjustments for transitional reporting of highly inflationary economies and the reclassification of sales between segments. Additionally, where applicable, sales change ex. currency is also adjusted for the estimated impact of extra days in our fiscal year and the calendar shift resulting from extra days in the prior fiscal year. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior-period results translated at current-period average exchange rates to exclude the effect of foreign currency fluctuations. Our 2025 fiscal year began on December 29, 2024 and ended on December 31, 2025; fiscal years 2026 and beyond are coincident with the calendar year, beginning on January 1 and ending on December 31. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to net income adjusted for taxes; other expense (income), net; interest expense; and other non-operating expense (income), net. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the projected full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to significantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to enactments of tax law changes, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Net debt to adjusted EBITDA ratio refers to total debt (including finance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Adjusted free cash flow refers to cash flow provided by (used in) operating activities, less payments for property, plant and equipment, less payments for software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments. Where applicable, adjusted free cash flow is also adjusted for certain acquisition-related transaction costs, proceeds from company-owned life insurance policies and net cash used for Argentine Blue Chip Swap securities. We believe that adjusted free cash flow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases and acquisitions. • Adjusted free cash flow conversion refers to adjusted free cash flow divided by net income. This document has been furnished (not filed) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com.

Delivered strong earnings growth and cash flow in dynamic quarter

Strong Q1 Results

Adj. EPS (non-GAAP) of $2.47, above midpoint of guidance and up 7%

- Delivered organic growth of 1%, driven by strong volume
- Adj. EBITDA margin (non-GAAP) of 16.4%, comparable to prior year

Strength & Durability of Franchise

- Base categories organic sales up LSD with strong growth in base labels partially offset by softer apparel
- High-value categories (HVC) organic sales roughly flat; Solutions up LSD offset by Materials down LSD
- Continuing to deliver strong cost management and productivity
- Well-positioned to manage through continued uncertain environment

Disciplined Capital Allocation

- Generated strong adj. free cash flow (non-GAAP) of $104 mil.
- Returned $133 mil. to shareholders through $72 mil. dividends and $61 mil. of share repurchases
- Expanding leadership in Intelligent Labels through increased investment in Wiliot

Q2 2026 Outlook

Expected Adj. EPS of $2.43 to $2.53

- Leveraging proven playbook to mitigate inflationary pressures
- Includes headwind sequentially from assumed destocking of March pre-buy

April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret 4

Note: LSD/MSD/HSD = low, mid or high single digit %

5April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret Reported EPS of $2.18 Adj. EPS of $2.47, up 7% Net sales of $2.3 bil. Sales change ex. currency (non-GAAP) up 2.3% Sales on an organic basis (non-GAAP) up 1.1% First quarter 2026 financial review Reported operating income of $272 mil. ● Adj. EBITDA margin of 16.4%, comparable to prior year ● Adj. operating margin (non-GAAP) of 12.6%, down 20 bps Strong adj. FCF of $104 mil. Returned $133 mil. to shareholders through share repurchases and dividends Maintained strong balance sheet; continuing to deploy capital in disciplined manner ● Net debt to adj. EBITDA ratio (non-GAAP) of 2.4

First Quarter 2026 Results

Materials Group

Reported sales increased 11.4% to $1.6 bil.
Sales up 1.9% organically

- MSD volume/mix growth partially offset by deflation-related price reductions
- Base categories up MSD and high-value categories down LSD
- Graphics and Reflectives down MSD; Performance Materials down LSD

Reported operating margin of 14.9%

- Adj. operating margin of 15.4%, down 20 bps
- Adj. EBITDA margin of 17.8%, up 10 bps
  - Productivity and net benefit of pricing and raw material costs, including raw material re-engineering, were partially offset by mix and higher employee-related costs


Product Category
High-value Categories
38%
2025 Sales by Product
Label Materials
Graphics & Reflectives
Performance Materials
Other


Est. End Market
Emerging Markets
39%
2025 Sales by Geography
U.S. & Canada
Western Europe
E. Europe & MENA
Asia Pacific
Latin America

April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis
Classification: Avery Dennison - Secret
6

First Quarter 2026 Results

Solutions Group

Reported sales decreased 2.8% to $649 mil.
Sales down 0.9% organically

- High-value categories up LSD
  - Embelex and Vestcom up MSD; Intelligent labels down LSD
- Base categories down MSD
- Overall apparel categories comparable to PY

Reported operating margin of 7.5%

- Adj. operating margin of 9.0%, down 120 bps
- Adj. EBITDA margin of 16.4%, down 80 bps
  - Productivity and net benefit of pricing and raw material costs were more than offset by higher employee-related costs and investments


Product Category
High-value Categories
60%
2025 Sales by Product
Base Solutions
Intelligent Labels
Vestcom
Embelex


Est. End Market
2025 Sales by Geography
U.S. & Canada
Europe
Asia Pacific
Latin America

April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret 7

8April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret Enterprise-wide Intelligent Labels Apparel General Retail $0.9B 2025 Sales by category Food & Logistics All Other Overall Results: ● Q1 sales down LSD on organic basis ○ Apparel and general retail up LSD on apparel program expansions ○ Food and logistics down LDD on soft logistics customer demand ● Increased investment in Wiliot to expand intelligent labels adoption Key End Segment Insights for 2026: ● Apparel and general retail: Continued macro uncertainty still impacting business; expect growth in 2026 ● Food: Continue to anticipate largest U.S. grocery retailer rollout in bakery, meat and deli will be heavily weighted to 2H ● Logistics: Lapping outsized growth and share in 2025; expanding pilots with additional customers in 2026 Note: LDD = low-double digit %

Q2 2026 EPS Guidance

	Low	High
Reported EPS	**$2.21**	**$2.31**
Est. other items & restructuring costs	~$0.22	~$0.22
Adjusted EPS	**$2.43**	**$2.53**

In Q2 2026, anticipate adj. EPS of $2.43-$2.53

- Reported sales growth of 2-4% and organic sales growth of 0-2%
  - ~1% tailwind from currency translation at recent rates and ~1% impact from acquisition
- Includes headwind from assumed destocking of March pre-buy

Additional full-year considerations

- ~$0.25 net EPS tailwind from benefits of currency translation and lower share count, partially offset by higher adjusted tax rate and interest expense
- Incremental savings of >$55 mil. from restructuring actions (previously ~$50 mil.)
- Majority of 2025 temporary savings, including incentive compensation, expected to be headwind
- Targeting ~100% adj. FCF conversion; fixed and IT capital spend of ~$260 mil.
- Assuming current economic conditions, anticipate sequential earnings growth through the year, with historical earnings seasonality (excluding destocking impacts)

April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret 9

Classification: Avery Dennison - Secret 10September 18, 2024 Avery Dennison 2024 Investor Day Appendix Summary Information & Reconciliation of Non-GAAP Financial Measures from GAAP

11April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret Source: S&P Global Market Intelligence Source: University of Michigan Source: U.S. Census Bureau 2010-2019 Avg. 2.10 U.S. Consumer Sentiment U.S. Apparel Inventory-to-Sales Ratio Economic Conditions Dashboard 2019 2020 2021 2022 2023 2024 2025 2026 Change in FY’26 Forecast (Apr vs. Jan forecast) Global Avg PE WTI Price Global Avg. PE price & WTI Price Source: S&P Global Market Intelligence, IHS Apr +33% vs Feb Apr +40% vs Feb

12April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret First quarter 2026 sales change Total Company Materials Group Solutions Group Net sales change 7.0% 11.4% (2.8)% Reclass. of sales between segments - (1.4)% 3.1% Foreign currency translation (4.7)% (6.5)% (1.1)% Sales change ex. currency 2.3% 3.6% (0.9)% Acquisitions (1.2)% (1.6)% - Organic sales change 1.1% 1.9% (0.9)% (1) Totals may not sum due to rounding (1) (1)

13April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret Quarterly sales trend analysis 1Q25 2Q25 3Q25 4Q25 1Q26 Net sales change (0.1)% (0.7)% 1.5% 3.9% 7.0% Foreign currency translation 2.5% (0.3)% (1.7)% (1.7)% (4.7)% Impact of extra days - - - (1.5)% - Sales change ex. currency 2.3% (1.0)% (0.2)% 0.6% 2.3% Acquisitions - - - (0.8)% (1.2)% Organic sales change 2.3% (1.0)% (0.2)% (0.2)% 1.1% Materials Group organic sales change 1.2% (1.0)% (1.9)% (0.9)% 1.9% Solutions Group organic sales change 4.9% (0.8)% 3.6% 1.3% (0.9)% (1) Totals may not sum due to rounding (1) (1)

14April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret First quarter 2026 margin comparisons Reported Operating Margin Adjusted Operating Margin Adjusted EBITDA Margin 1Q26 1Q25 1Q26 1Q25 1Q26 1Q25 Materials Group 14.9% 15.3% 15.4% 15.6% 17.8% 17.7% Solutions Group 7.5% 8.7% 9.0% 10.2% 16.4% 17.2% Total Company 11.8% 11.9% 12.6% 12.8% 16.4% 16.4%

15April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret Est. 2025 Sales by End Market Industrial/ Durable Apparel Broad exposure to diverse markets across portfolio 60%+ Staples Non- durable Goods Logistics $8.9B 2025 Sales by Manufacturing Location U.S. & Canada Western Europe China Other Asia-Pac Latin Am. EE M EN A

16April 28, 2026 Preliminary & unaudited, Q1 2026 financial review and analysis Classification: Avery Dennison - Secret © 2026 Avery Dennison Corporation. All rights reserved. The “Making Possible” tagline, Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of their respective owners. Fortune 500® is a trademark of Time, Inc. Branding and other information on any samples depicted are fictitious. Any resemblance to actual names is purely coincidental. averydennison.com #MakingPossible